Earnings Per Share - Summary of Basic and Diluted Earnings Per Share (Detail) - CAD ($) $ / shares in Units, shares in Thousands, $ in Millions	12 Months Ended
	Oct. 31, 2023	Oct. 31, 2022
Basic Earnings Per Common Share
Net income attributable to bank shareholders	$ 4,365	$ 13,537
Dividends on preferred shares and distributions on other equity instruments	(331)	(231)
Net income available to common shareholders	$ 4,034	$ 13,306
Weighted-average number of common shares outstanding	709,364	663,990
Basic earnings per common share	$ 5.69	$ 20.04
Diluted Earnings Per Common Share
Net income available to common shareholders adjusted for impact of dilutive instruments	$ 4,034	$ 13,306
Weighted-average number of common shares outstanding	709,364	663,990
Effect of dilutive instruments
Stock options potentially exercisable	4,440	5,178
Common shares potentially repurchased	(3,289)	(3,461)
Weighted-average number of diluted common shares outstanding	710,515	665,707
Diluted earnings per common share	$ 5.68	$ 19.99